1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

September 2025 – Raymond James U.S. Bank and Banking on Technology Conference



"Build a truly great place to work and bank."

-FSBW Vision Statement

1ST SECURITY BANK

FS BANCORP, INC.

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.

Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: potential adverse impacts to economic conditions in the Company's local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels; labor shortages, the effects of inflation, a potential recession or slowed economic growth; changes in the interest rate environment, including the past increases in the Federal Reserve benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the values of our assets and obligations, and the availability and cost of capital and liquidity; the impact of continuing high inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures, changes in the interest rate environment, adverse changes in the securities markets, the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; challenges arising from expanding into new geographic markets, products, or services; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; volatility in the mortgage industry; fluctuations in deposits; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform critical processing functions for us; environmental, social and governance goals; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with or furnished to the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2025 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE OVERVIEW

- **Total Assets:** $3.18 billion (at June 30, 2025)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 29*
- **Loan Production Offices:** 16
- **ATM Locations:** 20
- **Year Established:** 1907**
- **Quarterly Dividend:** $0.28

* Including headquarters and drive through banking in Aberdeen, WA.

** Predecessor to Anchor Bank, Aberdeen Federal Savings and Loan, established in 1907.



1ST SECURITY BANK BRANCHES
WA: Aberdeen, Capitol Hill, Edmonds, Elma, Goldendale, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim, Silverdale, South Hill, Westport, White Salmon
OR: Manzanita, Newport, Ontario, Tillamook, Waldport
HOME LENDING
WA: Aberdeen, Bellevue, Ellensburg, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities, Vancouver
COMMERCIAL LENDING
WA: Bellevue, Mountlake Terrace, Tacoma
ADMINISTRATIVE CENTER
WA: Mountlake Terrace
WASHINGTON
OREGON
Seattle
Tacoma
Olympia
Portland
Spokane
Boise
5
90
82
84

CULTURE & HISTORY

Vision — Build a truly great place to work and bank

Mission — Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles
- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

Year	Milestone
1907	Predecessor to Anchor Bank, founded in 1907
2012	Converted to a stock savings bank on July 9, 2012
2016	Four-branch acquisition in Q1 2016 resulting in $186.0M in new relationship-based deposits
2017	Raised $27.6M in Capital ($25.7M net) w/secondary offering
2018	Completed Anchor Bancorp acquisition on November 15, 2018
2023	Seven-branch acquisition in Q1 2023 resulting in $425.5M in deposits
2025	Regular dividend of $0.28 plus a special dividend of $0.22 for a total of $0.50 for the 50th consecutive paid dividend

Asset Growth Profile


Bank of America
Branch Acquisition – January 2016
ANCHOR BANCORP
Whole-Bank Acquisition – November 2018
Columbia Bank
Branch Acquisition – February 2023
$828
$982
$1,622
$1,713
$2,113
$2,286
$2,633
$2,973
$3,029
$3,176
2016
2017
2018
2019
2020
2021
2022
2023
2024
Q2 2025

Source: Company Documents
Note: Dollar amounts in millions


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

1ST SECURITY BANK

FS BANCORP, INC.

LONG-TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Originations of residential mortgage loans which are primarily sold into the secondary market through our mortgage banking platform
- Remain focused on maintaining strong asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

1ST SECURITY BANK

FS BANCORP, INC.

MISSION AND PURPOSE (MAP) TEAM

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	22	25+
	Erin Burr	*Chief Risk Officer*	16	25+
	Matthew Mullet	*President, FS Bancorp, Inc.* *President and CEO, 1st Security Bank*	14	25+
	Phil Whittington	*Chief Financial Officer*	5	10+
	Kelli Nielsen	*Chief Retail Banking Officer*	9	30+
	Ben Crowl	*Chief Lending Officer*	7	15+
	Vickie Jarman	*Chief Human Resources Officer*	23	20+

MISSION AND PURPOSE (MAP) TEAM cont.

	Name	Position	Years with 1st Security Bank	Years in Industry
	Donn Costa	*Chief Home Lending Officer*	*13*	*30+*
	Shana Allen	*Chief Information Officer*	*15*	*30+*
	Robert Nesbitt	*Chief Credit Operations Officer*	*8*	*20+*
	May-Ling Sowell	*Chief Compliance Officer*	*18*	*30+*
	Sean McCormick	*Chief Credit Administration Officer*	*13*	*20+*
	Susan Dumontet	*Director of Finance*	*3*	*25+*
	Dan Icasiano	*Director of Treasury Management*	*1*	*40+*

Banks Headquartered in Snohomish County: December 31, 2008 Total Assets $9.4B	Banks Headquartered in Snohomish County: June 30, 2025 Total Assets $9.3B

December 31, 2008

- $4.1B* — Frontier Bank
- $1.6B* — Cascade Financial Corporation
- $1.3B* — CityBank
- $520M* — Golf Savings Bank
- $350M* — North County Bank
- $255M — 1st Security Bank
- $243M — Coastal Community Bank
- $207M* — First Heritage Bank
- $206M* — The Bank of Washington
- $185M* — Prime Pacific Bank
- $149M — Pacific Crest Savings Bank
- $133M — Mountain Pacific Bank
- $123M — UniBank
- $45M* — Bank of Everett

June 30, 2025

- $4.5B — Coastal Community Bank
- $3.2B — 1st Security Bank
- $825M — Mountain Pacific Bank
- $409M — UniBank
- $324M — Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Capital IQ

SECOND QUARTER 2025 HIGHLIGHTS

Financial Highlights Q2 2025	▪ Net Income of $7.7 million ▪ Total assets of $3.2 billion ▪ Gross portfolio loans of $2.6 billion
Q2 2025 Capital	▪ Diluted earnings per share of $0.99 ▪ Tangible book value per share growth of $0.50 to $37.46(1) ▪ Announced 50th consecutive quarterly cash dividend of $0.28 in addition to a special dividend of $0.22
Selected Performance Ratios	▪ ROAA of 0.99% ▪ ROAE of 10.29% ▪ Net Interest Margin of 4.30% ▪ Efficiency Ratio of 68.40%
Credit Quality Ratios	▪ Nonperforming Assets (NPAs) as a percentage of total assets of 0.60% ▪ Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.23%
Capital Position	▪ Repurchased 132,282 shares at an average price of $38.92 per share ▪ Authorized a new $5.0 million share repurchase plan on July 9, 2025

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE GROWTH

Total Assets ($B)



$2.11B
$2.29B
$2.63B
$2.97B
$3.03B
$3.18B
2020
2021
2022
2023
2024
Q2 2025

Tangible Common Equity ($M) (1)



$223
$241
$226
$244
$278
$282
2020
2021
2022
2023
2024
Q2 2025

Total Net Loans ($B) (2)



$1.71B
$1.85B
$2.21B
$2.43B
$2.53B
$2.64B
2020
2021
2022
2023
2024
Q2 2025

Total Deposits ($B)



$1.67B
$1.92B
$2.13B
$2.52B
$2.34B
$2.55B
2020
2021
2022
2023
2024
Q2 2025

Source: Company documents
(1) Non-GAAP financial measure
(2) Includes loans held for sale

INCOME STATEMENT TRENDS

Net Income ($M)



$39.3
$37.4
$29.6
$36.1
$35.0
$7.7
2020
2021
2022
2023
2024
Q2 2025

Total Revenues ($M)



$160
$140
$120
$100
$80
$60
$40
$20
$0
$129.5
$124.1
$122.4
$143.8
$144.7
$37.3
2020
2021
2022
2023
2024
Q2 2025
Net Interest Income
Noninterest Income

Total Noninterest Expense ($M)



$66.6
$76.2
$79.2
$93.7
$97.6
$25.5
2020
2021
2022
2023
2024
Q2 2025

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

SELECTED PERFORMANCE RATIO TRENDS

ROAA



2.02%
1.71%
1.18%
1.27%
1.18%
0.99%
2020
2021
2022
2023
2024
Q2 2025

ROAE



18.74%
15.74%
11.66%
14.36%
12.22%
10.29%
2020
2021
2022
2023
2024
Q2 2025

Efficiency Ratio



51.43%
61.41%
64.70%
65.20%
67.45%
68.40%
2020
2021
2022
2023
2024
Q2 2025

Net Interest Margin



4.02%
4.13%
4.46%
4.48%
4.30%
4.30%
2020
2021
2022
2023
2024
Q2 2025

Source: Company documents

NONINTEREST INCOME

Noninterest Income ($M)


$55.4
$37.5
$18.1
$20.5
$21.6
$5.2
2020
2021
2022
2023
2024
Q2 2025

Noninterest Income Composition[1]


BOLI
4.9%
Other
12.0%
Gain on sale
of loans
38.1%
Service
charges and
fee income
45.0%

Note: In 2020, noninterest income year-over-year growth due in part to increased gain on sale of loan revenue resulting from low-interest rate environment.
(1) Quarter ended June 30, 2025

NONINTEREST EXPENSE

Noninterest Expense ($M)


$66.6
$76.2
$79.2
$93.7
$97.6
$25.5
2020
2021
2022
2023
2024
Q2 2025

Noninterest Expense Composition[1]


Occupancy 7.0%
Data processing 8.4%
Loan costs 2.8%
Professional fees 4.5%
FDIC Insurance 2.2%
Other 4.9% (2)
Operations 15.0%
Salaries and benefits 55.2%

(1) Quarter ended June 30, 2025
(2) Other = marketing and advertising, amortization of core deposit intangible and impairment of servicing rights

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$4.49
$4.37
$3.70
$4.56
$4.36
$0.99
2020
2021
2022
2023
2024
Q2 2025

Book Value Per Share


$27.67
$30.75
$30.42
$34.36
$38.26
$39.55
2020
2021
2022
2023
2024
Q2 2025

Source: Company documents

SEGMENT REPORTING ANALYSIS

Mortgage Banking
Commercial & Consumer

Net Interest Income


$5.1
$69.0
$8.3
$78.3
$10.9
$93.4
$11.6
$111.7
$9.8
$113.3
$2.9
$29.2
2020
2021
2022
2023
2024
Q2 2025

Noninterest Expense


$17.4
$48.2
$19.7
$56.5
$19.5
$59.7
$19.9
$73.8
$20.0
$77.6
$5.2
$20.3
2020
2021
2022
2023
2024
Q2 2025

Noninterest Income


$44.8
$10.6
$29.0
$8.5
$7.9
$10.2
$10.1
$10.4
$12.3
$9.2
$2.9
$2.3
2020
2021
2022
2023
2024
Q2 2025

Net Income


$23.5
$15.8
$15.6
$21.8
$(1.4)
$31.0
$0.3
$35.7
$2.2
$32.8
$0.3
$7.4
2020
2021
2022
2023
2024
Q2 2025

Source: Company Documents
Note: Dollar amounts in millions

DISCIPLINED CREDIT CULTURE

- The company employs Board and Committee oversight and reporting, with the Chief Risk Officer, Chief Compliance Officer, SVP and Director of Internal Audit reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 65.1% (as of June 30, 2025)
  - Commercial Real Estate (CRE) Weighted Average LTV= 57.5% (as of June 30, 2025)
- Loans greater than $10 million are reported to the Asset Quality Committee, while loans between $20 million and $35 million require approval from the Senior Loan Committee
- The legal lending limit is $72.8 million while the in-house limit is $35 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third-party review of the commercial portfolio conducted on an annual basis

Historical NCOs / Avg. Loans


0.01%
0.06%
0.07%
0.09%
0.10%
0.05%
2020
2021
2022
2023
2024
Q2 2025

ASSETS WITH SHORT-TERM REPRICING

Assets Repricing – Three Months or less ($M)

- Assets repricing within three months or less as of June 30, 2025, were $774.2 million, or 24.4% of total assets


Muni Swaps
$60,000
1.9%
CRE Swaps
$49,080
1.5%
HFS Mtg
$53,630
1.7%
Int Bear Cash
$18,027
0.6%
AFS Invest
$68,474
2.2%
Adjustable loans
$525,026
16.5%

Source: Company documents

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($B) (1)


$1.73B
$1.88B
$2.24B
$2.46B
$2.56B
$2.67B
5.33%
5.15%
5.54%
6.50%
6.67%
6.66%
2020
2021
2022
2023
2024
Q2 2025

Loan Composition at June 30, 2025

Total Gross Loans (excl. loans held for sale): $2.6B


Non-owner occupied commercial real estate 7%
WH lending 1% (2)
Residential custom construction 2%
Home equity 3%
Commercial and speculative construction and development 12%
CRE owner occupied 7%
Commercial and Industrial 11%
One-to-four-family (excludes loans held for sale) 24%
Indirect home improvement and other consumer 23% (3)
Multi-family 10%

(1) Loans including loans held for sale
(2) WH = Warehouse
(3) Other consumer includes marine loans

CONSUMER LENDING

Q2 2025 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $611 million outstanding as of Q2 2025:
  - $42 million in dealer originations
  - $34 million, or 82%, with the top 10 dealers
  - Average outstanding portfolio yield of 7.83%, up from 7.73% in Q1 2025

2009 vs. Q2 2025 Portfolio Credit Quality


2009
Q2 2025
15.21%
2.28%
23.76%
12.72%
61.03%
85.00%
<680
680-719
720+
FICO Scores

Q2 2025 Dealer Production by State


Massachusetts 1.6%
Montana 1.8%
New Hampshire 1.3%
Utah 3.7%
Texas 1.8%
Nevada 1.6%
Minnesota 2.6%
Colorado 7.0%
Arizona 1.6%
Idaho 6.4%
California 12.5%
Oregon 18.4%
Washington 39.7%

Consumer Portfolio Characteristics


Auto + Recreational 0.0%
Other 0.3%
Solar 3.1%
Marine 11.6%
Indirect Home Improvement 85.0%

Source: Company documents

COMMERCIAL BUSINESS LENDING

Q2 2025 Commercial & Industrial (C&I)

- C&I commitments: $696.9 million
- Outstanding balances were $492.8 million at June 30, 2025, compared to $455.8 million at March 31, 2025
- The $37.0 million of quarter over sequential quarter increase in outstanding balances was attributed to increases of $19.6 million in C&I, $2.0 million in warehouse lending and $15.3 million in CRE owner occupied outstanding.

Q2 2025 Product Mix ($M)


C&I Loans
$294,558
60%
C&I - RE Owner
Occupied Loans
$180,250
36%
Const. WH
$12,869
3%
Mtg. WH
$5,083
1%

Source: Company documents

CONSTRUCTION & DEVELOPMENT LENDING

Q2 2025 Highlights

- Overall construction: $554.7 million committed / $300.7 million outstanding
- 8.48% weighted average coupon rate
- Majority of speculative construction originations were in King County, with a focus on "in-city", infill lending to a select group of relationship customers
- Custom construction originations are widely disbursed throughout our footprint

Quarterly C&D Loans Outstanding ($M)


$172.4
$10.6
$220.6
$22.1
$271.5
$32.9
$263.2
$48.9
$220.8
$53.4
$300.7
$54.0
Q2 2020
Q2 2021
Q2 2022
Q2 2023
Q2 2024
Q2 2025
Commercial & Speculative Construction & Development
Residential Custom Construction

Source: Company documents

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


62.3%
37.7%
75.0%
25.0%
93.5%
6.5%
95.3%
4.7%
94.1%
5.9%
94.7%
5.3%
2020
2021
2022
2023
2024
Q2 2025
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$74.1
$6.5
$48.8
$86.6
$6.4
$31.1
$104.3
$10.2
$7.9
$123.3
$13.8
$6.7
$123.1
$13.0
$8.6
$32.1
$3.2
$2.0
2020
2021
2022
2023
2024
Q2 2025
Net Interest Income
Other noninterest Income
Gain on Sale

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

ASSET QUALITY

Nonperforming Assets ($M)[(1)] & NPAs/ Assets



$7.9
$5.8
$9.3
$11.0
$13.6
$19.0
0.37%
0.25%
0.35%
0.37%
0.45%
0.60%
2020
2021
2022
2023
2024
Q2 2025

(1) Nonperforming assets consists of nonperforming loans which include nonaccruing loans, foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

Reserves/Gross Loans[(2)]



1.66%
1.46%
1.26%
1.30%
1.26%
1.23%
2020
2021
2022
2023
2024
Q2 2025

Charge-offs & Recoveries ($000's)



$1,030
$756
$1,058
$1,248
$1,834
$461
$(1,123)
$(1,793)
$(2,465)
$(3,476)
$(7,127)
$(1,640)
2020
2021
2022
2023
2024
Q2 2025
Charge-offs
Recoveries

DEPOSIT COMPOSITION AND GROWTH

June 30, 2025

Total Deposits: $2.6 billion


Nonretail certificates of deposit
$286,291
11%
Checking
$865,329
34%
(1)
Retail certificates of deposit
$891,355
35%
Money market & Savings
$510,400
20%

Total Deposits ($B) and Cost of Deposits (%)


$1.67B
$1.92B
$2.13B
$2.52B
$2.34B
$2.55B
0.78%
0.38%
0.47%
1.53%
2.18%
2.25%
2020
2021
2022
2023
2024
Q2 2025

(1) Includes noninterest-bearing checking, interest-bearing checking and escrow accounts related to mortgages serviced

CAPITAL STRATEGY

Franchise Growth

- Continued organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continued investment in the Bank's business lending platform and small business administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Regular dividend reflects a 28.3% payout ratio compared to diluted earnings per share in the second quarter
- 50th consecutive quarterly cash dividend of $0.28 with a special dividend payout of $0.22, for at total of $0.50

Shareholder Value

- Continued focus on increasing shareholder value through our business plan execution
- Repurchased 132,282 shares of common stock in the second quarter of 2025 at an average price of $38.92 per share
- Tangible book value per share increased $0.50 to $37.46 at June 30, 2025

APPENDIX – NON-GAAP RECONCILIATION

1ST SECURITY BANK

FS BANCORP, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

($ in 000's)	June 30, 2025	March 31, 2024	December 31, 2024	September 30, 2024	June 30, 2024
Tangible Book Value Per Share:					
Stockholders' equity	$ 297,203	$ 298,840	$ 295,767	$ 288,902	$ 284,026
Goodwill and core deposit intangible, net	(15,663)	(16,471)	(17,302)	(18,178)	(19,075)
Tangible common stockholders' equity	$ 281,540	$ 282,369	$ 278,465	$ 270,724	$ 264,951
Common shares outstanding at end of period	7,515,480	7,639,844	7,729,951	7,713,359	7,644,463
Common stockholders' equity (book value) per share (GAAP)	$ 39.55	$ 39.12	$ 38.26	$ 37.45	$ 37.15
Tangible common stockholders' equity (tangible book value)*	$ 37.46	$ 36.96	$ 36.02	$ 35.10	$ 34.66
Tangible Common Equity Ratio:					
Total Assets	$ 3,176,013	$ 3,066,078	$ 3,029,177	$ 2,970,208	$ 2,941,377
Goodwill and core deposit intangible, net	(15,663)	(16,471)	(17,302)	(18,178)	(19,075)
Tangible assets	$ 3,160,350	$ 3,049,607	$ 3,011,875	$ 2,952,030	$ 2,922,302
Common Equity	$ 297,203	$ 298,840	$ 295,767	$ 288,902	$ 284,026
Common equity ratio (GAAP)	9.36%	9.75%	9.76%	9.73%	9.66%
Tangible common equity ratio (non-GAAP)	8.91%	9.26%	9.25%	9.17%	9.07%

*Per share (non-GAAP)

Source: Press Release

CONTACT INFORMATION

Matt Mullet
mattm@fsbwa.com
President, FS Bancorp, Inc.
President & CEO, 1st Security Bank
(425) 697-8026

Kelli Nielsen
kelli.nielsen@fsbwa.com
Chief Retail Banking Officer
(425) 275-4347

Robert Nesbitt
robert.nesbitt@fsbwa.com
Chief Credit Operations Officer
(425) 563-2015

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043